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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K/A



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934


Date of Report (Date of earliest event reported): February 8, 1999
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                              SFW Holding Corp.
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           (Exact Name of Registrant as Specified in its Charter)


                                  DELAWARE
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               (State or other jurisdiction of incorporation)


             333-32825-01                         52-2014682
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         (Commission File No.)         (IRS Employer Identification No.)


          3300 75th Avenue, Landover, Maryland        20785
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         (Address of principal executive offices)   (Zip Code)



                                 (301) 226-1200
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              (Registrant's telephone number, including area code)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On February 8, 1999, SFW Holding Corp. ("SFW Holding"), selected Ernst & Young LLP ("Ernst & Young") to serve as its independent public accountants for the fiscal year ended January 30, 1999 and, accordingly, dismissed Arthur Andersen LLP ("Arthur Andersen"), its former independent public accountants, effective as of that date. The decision to engage Ernst & Young and dismiss Arthur Andersen was approved by unanimous written consent of the Board of Directors of SFW Holding on February 8, 1999.

SFW Holding's change in certifying accountants is not the result of any disagreement between the parties. The change is the result of the acquisition of Dart Group Corporation, which owns all the outstanding common stock of SFW Holding, by Richfood Holdings, Inc. ("Richfood") and Richfood's desire to have the same certifying accountant for Richfood and SFW Holding.

The reports of Arthur Andersen on the financial statements of SFW Holding for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During SFW Holding's two most recent fiscal years and through February 8, 1999, there was no disagreement with Arthur Andersen regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its reports. Arthur Andersen has not reviewed the financial statements of SFW Holding since May 2, 1998.

SFW Holding has authorized Arthur Andersen to respond fully to the inquiries of SFW Holding's successor accountants and has requested that Arthur Andersen provide it with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K. A copy of such letter, dated February 18, 1999, is filed as
Exhibit 16.1 to this Current Report on Form 8-K/A.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c) Exhibits.

     16.1 Letter re: Change in Certifying Accountant
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SFW HOLDING CORP.


Date: February 18, 1999                     By: /s/ JOHN C. BELKNAP
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                                                John C. Belknap
                                                Executive Vice President
                                                and Chief Financial Officer